TRANSAMERICA IDEX MUTUAL FUNDS
Supplement dated April 13, 2007 to the Statement of Additional Information dated March 1, 2007, as previously supplemented
The following supplements, amends and replaces the first full paragraph of the Statement of Additional Information in the section entitled “Redemption of Shares” on page 77:
(f) Purchases through Merrill Lynch, Pierce, Fenner & Smith Incorporated
Investors who purchase Class C shares of the funds (other than TA IDEX Multi-Manager International Fund, through Merrill Lynch, Pierce, Fenner & Smith Incorporated) on or after June 21, 2004 will not be subject to any CDSC otherwise payable with respect to redemptions of such Class C shares of the funds. In connection with such purchases, AFSG will pay Merrill Lynch, Pierce, Fenner & Smith Incorporated compensation equal to 1.00% of the aggregate offering price for the Class C shares of the funds so purchased. The CDSC waiver may be terminated at any time, in which case only investors who formerly held Class C2 shares of the funds as of the conversion of Class C2 shares into Class C will be authorized to make additional investments in Class C shares of the funds without being subject to any CDSC otherwise payable with respect to redemptions of Class C shares through their existing accounts with Merrill Lynch, Pierce, Fenner & Smith Incorporated.
New and/or subsequent purchases into TA IDEX Multi-Manager International Fund will be subject to a 1.00 % CDSC if shares are redeemed within 12 months of purchase. Exchanges of Class C shares into TA IDEX Multi-Manager International Fund that were previously not subject to a CDSC will continue to not be subject to such fee.
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Investors Should Retain This Supplement for Future Use